Exhibit 10.1
JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned in the capacities set forth below.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent it knows or has reason to believe that such information is inaccurate.  This Joint Filing Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Date:           November 23, 2009

technology resources holdings, inc.

By: /s/ Ross Gatlin
Ross Gatlin, President

technology resources merger sub, inc.

By: /s/ Ross Gatlin
Ross Gatlin, President

Prophet Equity LP
By: Prophet Equity GP LP,
its general partner
By: Prophet Equity Holdings LLC,
its general partner

By: /s/ Ross Gatlin
Ross Gatlin, Managing Partner

Prophet Equity GP LP
By: Prophet Equity Holdings LLC,
its general partner

By: /s/ Ross Gatlin
Ross Gatlin, Managing Partner

Prophet Equity Holdings LLC

By: /s/ Ross Gatlin
Ross Gatlin, Managing Partner

[additional signatures on next page]

Prophet Equity Partners LP
By: Prophet Equity Partners Holdings LLC,
its general partner

By: /s/ Ross Gatlin
Ross Gatlin, Managing Partner

Prophet Equity Partners Holdings LLC

By: /s/ Ross Gatlin
Ross Gatlin, Managing Partner

Prophet Equity Management LLC

By: /s/ Ross Gatlin
Ross Gatlin, Managing Partner

/s/ Ross Gatlin
Ross Gatlin, Individually